UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2024

Keyarch Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 39th Floor

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2024, Keyarch Acquisition Corporation, a Cayman Islands exempted company (“Keyarch”), Zooz Power Ltd., an Israeli company listed for trading on the Tel-Aviv Stock Exchange (“Zooz”), and Keyarch Global Sponsor Limited, a Cayman Islands exempted company (the “Sponsor”), in the capacity as the SPAC Representative, entered into that certain Amendment No. 2 to Business Combination Agreement (the “BCA Amendment”). The BCA Amendment amends certain provisions of that certain Business Combination Agreement, dated as of July 30, 2023 (as amended by Amendment No. 1 to the Business Combination Agreement and the BCA Amendment and as may be further amended, restated and/or supplemented in accordance with its terms, the “Business Combination Agreement”), by and among Keyarch, Zooz, the Sponsor, in the capacity as the SPAC Representative, and Zooz Power Cayman, a Cayman Islands exempted company and a wholly owned subsidiary of Zooz. The transactions contemplated by the Business Combination are collectively referred to herein as the “Business Combination”.

Under the BCA Amendment, the parties agreed, for purposes of determining the Conversion Ratio (as defined in the Business Combination Agreement), to use a fixed date of January 31, 2024 for Zooz’s capitalization and for the Israeli New Shekel (ISL) to U.S. Dollar exchange rate for purposes of applying the exercise price of certain outstanding Zooz convertible securities denominated in ISL on a net exercise basis. The BCA Amendment also restricts Zooz’s ability to issue certain additional securities prior to the closing of the Business Combination (the “Closing”).

The Business Combination Agreement provides that, following the Closing, up to an additional 4,000,000 ordinary shares of Zooz, par value NIS 0.00025 per share (“Zooz Ordinary Shares”), will be issuable to the Zooz shareholders who were Zooz shareholders as of immediately prior to the Closing at a record date to be determined by Zooz (“Pre-Closing Zooz Shareholders”) as earnout consideration, contingent on the achievement of certain earnout milestones based on the price of the Zooz Ordinary Shares or Zooz’s gross revenue during the five-year period following the Closing. The BCA Amendment revises the earnout provisions to provide that the rights entitling the Pre-Closing Zooz Shareholders to receive the earnout will be exercised automatically unless Zooz determines that it is advisable and in the best interests of Zooz for tax withholding purposes that the election to exercise should be at the option of the Pre-Closing Zooz Shareholder holding such right.

In addition, the BCA Amendment removes the closing condition contained in the Business Combination Agreement that would have required that either immediately prior to or upon the Closing, after giving effect to the redemption in connection with the Closing and any receipt of proceeds from any transaction financing, Keyarch would have net tangible assets of at least $5,000,001 (as determined in accordance with Rule 3a51-1(g)(1) under the Securities Exchange Act of 1934, as amended). The BCA Amendment also revises the timing to finalize the forms of the SPAC Registration Rights Agreement Amendment and the Registration Rights Agreement which will be effective at the Closing.

 Other than as expressly modified pursuant to the BCA Amendment, the Business Combination Agreement, a copy of which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Keyarch with the Securities and Exchange Commission (the “SEC”) on August 3, 2023, remains in full force and effect. The foregoing description of the BCA Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the BCA Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

Important Information and Where to Find It

Zooz has filed with the SEC a Registration Statement on Form F-4, which includes a proxy statement of Keyarch that constitutes a prospectus for Zooz securities and a proxy statement for Keyarch’s shareholders (the “Registration Statement”). The Registration Statement has not been declared effective by the SEC. Promptly after the Registration Statement is declared effective by the SEC, Keyarch will distribute the definitive proxy statement and a proxy card contained therein to its shareholders. Investors and securityholders of Keyarch and other interested persons are advised to read, when available, the Registration Statement, including preliminary proxy statement to be filed with the SEC, and amendments thereto, and the definitive proxy statement in connection with Keyarch’s solicitation of proxies for the extraordinary general meeting to be held to approve the Business Combination Agreement and the Business Combination (collectively, the “Transactions”) and other documents filed in connection with the proposed Transactions because these documents will contain important information about Zooz, Keyarch, the Business Combination Agreement and the Transactions. The definitive proxy statement will be distributed to shareholders of Keyarch as of a record date to be established in the future for voting on the Business Combination Agreement and the Transactions. The Registration Statement, including the definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the Transactions (when they become available), and any other documents filed by Keyarch with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Keyarch at: 275 Madison Avenue, 39th Floor, New York, New York 10016. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Transactions and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Transactions. This Current Report on Form 8-K is not a substitute for any registration statement or for any other document that Zooz or Keyarch may file with the SEC in connection with the proposed Transactions.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING, AMONG OTHER THINGS, THE BUSINESS COMBINATION AGREEMENT, THE PARTIES THERETO AND THE TRANSACTIONS.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE ISRAELI SECURITIES AUTHORITY (“ISA”), OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY SECURITIES AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED TRANSACTIONS PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

Zooz, Keyarch, and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from the holders of Keyarch securities in respect of the proposed Transactions. Information regarding Keyarch’s directors and executive officers and their ownership of Keyarch’s securities is set forth in Keyarch’s filings with the SEC. Additional information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement when it becomes available. These documents can be obtained free of charge from the sources indicated above.

No Solicitation or Offer

This communication and this Current Report on Form 8-K shall not constitute an offer to sell or exchange or the solicitation of an offer to buy or exchange any securities pursuant to the proposed Transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Keyarch and Zooz and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of federal securities laws. Keyarch’s and Zooz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Keyarch’s and Zooz’s expectations with respect to future performance and anticipated financial impacts of the Transactions, the satisfaction of the closing conditions to the Transactions and the timing of the completion of the Transactions. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside of the control of Keyarch or Zooz and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the inability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory or other approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company following the Transactions (the “Company”) or the expected benefits of the Transactions, if not obtained; (ii) the failure to realize the anticipated benefits of the Transactions; (iii) the ability of Keyarch prior to the Transactions, and the Company following the Transactions, to maintain or list, as applicable, the Company’s shares on Nasdaq and the Tel-Aviv Stock Exchange (“TASE”), including the ability to meet stock exchange listing standards following the consummation of the proposed Transactions; (iv) costs related to the Transactions; (v) the failure to satisfy the conditions to the consummation of the Transactions, including the approval of the Business Combination Agreement by the shareholders of Keyarch and Zooz, and the satisfaction of the minimum cash requirement of the Business Combination Agreement following any redemptions by Keyarch’s public shareholders; (vi) the risk that the Transactions may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; (vii) the outcome of any legal proceedings that may be instituted against Keyarch or Zooz related to the Transactions; (viii) the attraction and retention of qualified directors, officers, employees and key personnel of Keyarch and Zooz prior to the Transactions, and the Company following the Transactions; (ix) the ability of Zooz prior to the Transactions, and the Company following the Transactions, to maintain relationships with its suppliers and customers and the effect of the Transactions on its operating results and businesses in general; (x) the ability of the Company to compete effectively in a highly competitive market; (xi) the ability to protect and enhance Zooz’s corporate reputation and brand; (xii) the impact from future regulatory, judicial, and legislative changes to Zooz’s or the Company’s industry; (xiii) competition from larger technology companies that have greater resources, technology, relationships and/or expertise; (xiv) future financial performance of the Company following the Transactions, including the ability of future revenues to meet projected annual revenues; (xv) the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; (xvi) the ability of the Company to generate sufficient revenue from each of its revenue streams; (xvii) the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; (xviii) the Company’s ability to manage its marketing relationships and realize projected revenues from customers; (xix) the Company’s ability to meet its product and/or service sales targets; (xx) the Company’s ability to execute its business plans and strategy; (xxi) the occurrence of a material adverse change with respect to the financial position, performance, operations or prospects of Keyarch or Zooz; (xxii) the disruption of Zooz’s management’s time from ongoing business operations due to the announcement and consummation of the proposed Transactions; (xxiii) announcements relating to the Transactions having an adverse effect on the market price of Keyarch’s securities and/or Zooz’s securities; (xxiv) risks associated with Zooz being an Israeli company located in Israel and the effect of any judicial reforms, security and terrorist activity in or affecting Israel; (xxv) the lack of a third party valuation in determining whether or not to pursue the proposed Transactions; (xxvi) limited liquidity and trading of Keyarch’s and/or Zooz’s securities; (xxvii) inaccuracies for any reason in the estimates of expenses and profitability and projected financial information for Zooz and/or Keyarch; and (xxviii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the SEC, the TASE or the ISA by Keyarch or Zooz. Keyarch and Zooz caution that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Forward-looking statements relate only to the date they are made, and readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made. Keyarch and Zooz undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made whether as a result of new information, future events or otherwise, subject to applicable law.

Readers are referred to the most recent reports filed with the SEC by Keyarch and, as applicable, Zooz. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and neither Keyarch nor Zooz undertakes any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved.

Item 9.01 Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
2.1*	Amendment No. 2 to Business Combination Agreement, dated as of March 8, 2024, by and among Keyarch Acquisition Corporation, Zooz Power Cayman, Keyarch Global Sponsor Limited, and Zooz Power Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K, Item 601(b)(2). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
		Name:	Kai Xiong
		Title:	Chief Executive Officer

Dated: March 11, 2024